UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2009

Date of reporting period:  February 28, 2009

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2009

American Trust Allegiance Fund
April, 2009

Dear Fellow Shareholders,

It is our pleasure to provide you with the American Trust Allegiance Fund Annual Report for the period ending February 28, 2009.

Our last three shareholder letters (six, twelve and eighteen months ago) noted our concern with numerous signs that this U.S. economy was slowing significantly.  This gave us an opportunity to start raising cash at an attractive time.  By January of 2008 we had raised the level of cash in the Allegiance Fund to a record 21%.  This allowed us to reinvest in numerous companies that had fallen significantly from their highs.  We also held onto a significant portion of this cash to reduce the risk in the Fund and help preserve the Fund’s principal.  As of this writing, on 4/29/09, the lowest point in this bear market was reached on March 9.  By that time, we had reduced the cash position in the fund to 7.6% allowing the fund to enjoy almost all of the significant six week rally that followed.  Our cash position now sits at approximately 4% reflecting the fact that we have found a number of attractive buying opportunities in the current market.  Having said that, there could still be significant volatility for stock prices in the coming months.

While we are careful to protect capital in the short-term, the opportunities for long-term investment success, in our opinion, seem exceptional.  Many high-quality companies with low debt and strong balance sheets, excellent management and important products are selling at levels unimagined just 12 months ago.  For the disciplined long-term investor this is an almost unprecedented opportunity.

The level of pessimism and fear in the market while better than a few months ago is still near record levels.  For example the 1-month U.S. Treasury Note is yielding near zero today.  This is a reflection of money flooding into short-term Treasuries in search of safety thus driving down yields.  Not surprisingly, the percentage in cash in portfolios in the U.S. has now hit 47%, the highest level of cash since 1980 when these records started being kept and much higher than the previous record set in 1982 of 25%.  We mention this because when investors regain confidence in the stock market, it seems clear to us that there will be an avalanche of cash pouring into the stock market.  When this might occur, we do not know but we feel long-term investors should maintain their discipline by keeping a proper level of assets in the stock market and ultimately we believe this discipline will be rewarded.

American Trust Allegiance Fund

This is also a good time to remind ourselves that we are long-term investors and not traders.  We fully expect that shareholders in the Allegiance Fund may look back at the current price of the Fund two or three years from now and confirm that this is an attractive time to buy.

Our sector weightings and stock selection so far this year have allowed us to outperform the S&P 500 Index year-to-date.  The Fund also outperformed the S&P 500 in 2008, one of the most challenging years for the stock market in many decades.

We currently have overweighted the information technology sector along with consumer staples, utilities, and energy.  We continue to underweight consumer discretion, financials, and telecommunications.

We are grateful to you for your support of the American Trust Allegiance Fund and look forward to reporting to you about the recovery in the U.S. stock market in subsequent shareholder letters.

Sincerely yours,

Paul H. Collins	Carey Callaghan
Co-Fund Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the American Trust Allegiance Fund vs the S&P 500® Composite Stock Price Index

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	-40.90%	-5.35%	-3.50%
S&P 500® Composite Stock Price Index	-43.32%	-6.63%	-3.43%

Total Annual Fund Operating Expenses:  1.91%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2009 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/08 – 2/28/09).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2009 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/08	2/28/09	9/1/08 – 2/28/09*
Actual	$1,000.00	$587.00	$5.71
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2009

Shares	COMMON STOCKS: 92.90%	Value
	Asset Management: 3.31%
11,500	Brookfield Asset Management, Inc. - Class A#	$153,985
18,100	SEI Investments Co.	214,304
		368,289
	Chemicals: 5.47%
2,700	Monsanto Co.	205,929
7,100	Praxair, Inc.	402,925
		608,854
	Commercial Services & Supplies: 5.42%
13,000	Iron Mountain, Inc.*	241,540
13,400	Waste Management, Inc.	361,800
		603,340
	Communications Equipment: 5.74%
12,100	Corning, Inc.	127,655
11,400	QUALCOMM, Inc.	381,102
3,250	Research In Motion Ltd.*#	129,805
		638,562
	Computer Hardware: 5.06%
2,700	Apple, Inc.*	241,137
3,500	International Business Machines Corp.	322,105
		563,242
	Computer Software: 4.39%
5,900	Autodesk, Inc.*	74,871
10,600	Citrix Systems, Inc.*	218,148
12,100	Microsoft Corp.	195,415
		488,434
	Construction & Engineering: 2.96%
11,800	ABB Ltd. - ADR	142,190
12,400	Foster Wheeler Ltd.*#	186,496
		328,686
	Diversified Financial Services: 3.27%
1,020	The Goldman Sachs Group, Inc.	92,901
10,700	State Street Corp.	270,389
		363,290
	Diversified Telecommunication Services: 2.31%
10,800	AT&T, Inc.	256,716

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2009, Continued

Shares		Value
	Electrical Equipment: 0.89%
3,700	Emerson Electric Co.	$98,975
	Energy Equipment & Services: 3.74%
3,700	Diamond Offshore Drilling, Inc.	231,768
7,100	Halliburton Co.	115,801
9,500	Willbros Group, Inc.*#	68,210
		415,779
	Food Products: 2.88%
6,100	General Mills, Inc.	320,128
	Household Durables: 1.57%
12,300	Tupperware Brands Corp.	174,414
	Household Products: 9.19%
16,000	Avon Products, Inc.	281,440
7,027	Church & Dwight Co., Inc.	343,761
6,605	Colgate-Palmolive Co.	397,489
		1,022,690
	Independent Power Producer: 2.53%
14,900	NRG Energy, Inc.*	281,610
	Industrial Machinery: 0.59%
4,600	Ingersoll-Rand Co. Ltd. - Class A#	65,228
	Insurance: 2.44%
12,400	Willis Group Holdings Ltd.#	271,436
	Internet & Catalog Retail: 0.87%
8,900	eBay, Inc.*	96,743
	Internet Services: 2.43%
800	Google, Inc. - Class A*	270,392
	IT Services: 2.39%
9,100	Accenture Ltd. - Class A#	265,629
	Machinery: 1.11%
4,500	Deere & Co.	123,705
	Metals & Mining: 2.22%
8,100	Freeport-McMoRan Copper & Gold, Inc.	246,402
	Multiline Retail: 0.71%
5,900	Nordstrom, Inc.	79,473
	Networking Equipment: 2.05%
15,620	Cisco Systems, Inc.*	227,583

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2009, Continued

Shares		Value
	Oil & Gas: 6.85%
4,337	Chevron Corp.	$263,299
5,400	Devon Energy Corp.	235,818
3,871	Exxon Mobil Corp.	262,841
		761,958
	Real Estate Investment Trusts: 0.68%
2,300	Vornado Realty Trust	75,279
	Semiconductor Equipment: 0.71%
4,600	KLA-Tencor Corp.	79,350
	Semiconductors: 2.08%
18,200	Intel Corp.	231,868
	Specialty Retail: 6.32%
14,000	American Eagle Outfitters, Inc.	136,640
14,400	Coach, Inc.*	201,312
5,220	Nike, Inc. - Class B	216,787
9,325	Staples, Inc.	148,734
		703,473
	Utilities - Pipelines: 2.72%
23,300	Spectra Energy Corp.	302,900
	TOTAL COMMON STOCKS
	(Cost $15,408,783)	10,334,428

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2009, Continued

Shares	SHORT-TERM INVESTMENTS: 6.96%	Value
126,810	AIM STIT-Treasury Portfolio - Institutional Class	$126,810
547,204	Fidelity Institutional Money Market
	Government Portfolio - Class I	547,204
234,239	Reserve Primary Fund - Class 45+‡	100,723
	TOTAL SHORT–TERM INVESTMENTS
	(Cost $908,253)	774,737
	Total Investments in Securities
	(Cost $16,317,036): 99.86%	11,109,165
	Other Assets in Excess of Liabilities: 0.14%	15,092
	Net Assets: 100.00%	$11,124,257

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund's Board of Trustees. See note 2(A) in Notes to Financial Statements.
‡	Illiquid security. As of February 28, 2009, the security had a value of $100,723 or 0.91% of net assets. See note 2(F) in Notes to Financial Statements.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2009

ASSETS
Investments in securities, at value (cost $16,317,036)	$11,109,165
Receivables:
Due from advisor (Note 3)	1,186
Dividends and interest	38,431
Prepaid expenses	11,582
Total assets	11,160,364

LIABILITIES
Payables:
Administration fees	2,301
Audit fees	18,199
Transfer agent fees and expenses	5,992
Fund accounting fees	4,609
Custody fees	713
Shareholder reporting fees	2,545
Chief Compliance Officer fee	761
Accrued other expenses	987
Total liabilities	36,107

NET ASSETS	$11,124,257
Net asset value, offering and redemption price
per share [$11,124,257 / 1,003,854 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$11.08

COMPONENTS OF NET ASSETS
Paid-in capital	$20,011,402
Undistributed net investment income	50,106
Accumulated net realized loss on investments	(3,729,380)
Net unrealized depreciation on investments	(5,207,871)
Net assets	$11,124,257

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2009

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,722)	$280,737
Interest	25,043
Total income	305,780
Expenses
Advisory fees (Note 3)	168,073
Transfer agent fees and expenses (Note 3)	39,406
Administration fees (Note 3)	36,838
Fund accounting fees (Note 3)	26,276
Audit fees	18,151
Registration fees	16,064
Legal fees	14,361
Custody fees (Note 3)	12,573
Trustee fees	7,138
Reports to shareholders	7,086
Chief Compliance Officer fee (Note 3)	5,648
Insurance expense	3,853
Miscellaneous expense	3,197
Total expenses	358,664
Less: advisory fee waiver (Note 3)	(102,132)
Net expenses	256,532
Net investment income	49,248

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(2,732,157)
Net change in unrealized
depreciation on investments	(5,560,067)
Net realized and unrealized loss on investments	(8,292,224)
Net decrease in net assets
resulting from operations	$(8,242,976)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$49,248	$149,508
Net realized gain/(loss)
on investments	(2,732,157)	2,609,493
Net change in unrealized
depreciation on investments	(5,560,067)	(2,313,447)
Net increase/(decrease) in
net assets resulting
from operations	(8,242,976)	445,554
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(149,508)	(20,408)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets
derived from net change
in outstanding shares (a)	(1,014,928)	(600,667)
Total decrease in net assets	(9,407,412)	(175,521)
NET ASSETS
Beginning of year	20,531,669	20,707,190
End of year	$11,124,257	$20,531,669
Includes undistributed net
investment income of	$50,106	$149,508

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2009		February 29, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	147,002	$2,368,587	66,344	$1,293,847
Shares issued in
reinvestment of
distributions	9,280	117,394	971	19,625
Shares redeemed	(235,004)	(3,500,909)	(96,952)	(1,914,139)
Net decrease	(78,722)	$(1,014,928)	(29,637)	$(600,667)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/09	2/29/08	2/28/07	2/28/06	2/28/05
Net asset value,
beginning of year	$18.97	$18.62	$17.37	$16.04	$14.79
Income from
investment operations:
Net investment income	0.06	0.14	0.02	0.01	0.01
Net realized and
unrealized gain/(loss)
on investments	(7.80)	0.23	1.24	1.33	1.24
Total from
investment operations	(7.74)	0.37	1.26	1.34	1.25
Less distributions:
From net
investment income	(0.15)	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.15)	(0.02)	(0.01)	(0.01)	—
Net asset value, end of year	$11.08	$18.97	$18.62	$17.37	$16.04
Total return	(40.90)%	1.97%	7.25%	8.36%	8.45%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$11,124	$20,532	$20,707	$21,888	$23,556
Ratio of expenses to
average net assets:
Before expense
reimbursement	2.03%	1.87%	1.90%	1.85%	1.84%
After expense
reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before expense
reimbursement	(0.30)%	0.27%	(0.36)%	(0.33)%	(0.33)%
After expense
reimbursement	0.28%	0.69%	0.09%	0.07%	0.06%
Portfolio turnover rate	36.55%	59.19%	79.89%	27.09%	35.39%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2009

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.  As of February 28, 2009, the Fund held a fair valued security with a market value of $100,723 or 0.91% of net assets.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Fund’s fiscal year.  SFAS 157 establishes a

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6 – Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  As of February 28, 2009, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all tax returns filed for the last three years.

C.
Security Transactions, Dividends and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

E.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Illiquid or Restricted Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At February 28, 2009, the Fund had investments in illiquid securities with a total value of $100,723 or 0.91% of net assets.  The Reserve Primary Fund – Class 45 was acquired between April 21, 2008 and October 22, 2008, and has a cost basis of $234,239.

G.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2009, the Fund made the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital
$858	$(859)	$1

H.
New Accounting Pronouncement:  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 3 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2009, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2009, the Fund incurred $168,073 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2009, the Advisor reduced its fees in the amount of $102,132; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $288,179 at February 28, 2009.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2010	$94,411
2011	91,636
2012	102,132
$288,179

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended February 28, 2009, the Fund incurred $36,838 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2009, the Fund incurred $26,276, $24,706, and $12,560 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended February 28, 2009, the Fund was allocated $5,648 of the Chief Compliance Officer fee.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,012,137 and $5,890,653, respectively.

NOTE 5 – LINE OF CREDIT

The Fund has a line of credit in the amount of $1,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  For the year ended February 28, 2009, the Fund had an outstanding balance of $69,000 on September 23, 2008 and $26,000 on September 24, 2008 and a weighted average interest rate of 5%.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 6 – SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2009:

Fair Value Measurements at Reporting Date Using
		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$11,109,165	$11,008,442	$—	$100,723
Total	$11,109,165	$11,008,442	$—	$100,723

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in Securities
Balance as of 2/29/08	$1,997,793
Realized gain/(loss)	(10)
Change in unrealized appreciation/(depreciation)	(133,516)
Net purchases/(sales)	(1,763,544)
Balance as of 2/28/09	$100,723

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and real estate investment trusts.

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 were as follows:

	2009	2008
Ordinary income	$149,508	$20,408

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$16,401,876
Gross tax unrealized appreciation	251,795
Gross tax unrealized depreciation	(5,544,506)
Net tax unrealized depreciation	(5,292,711)
Undistributed ordinary income	50,106
Undistributed long-term capital gain	—
Total distributable earnings	50,106
Other accumulated gains/(losses)	(3,644,540)
Total accumulated earnings/(losses)	$(8,887,145)

(a)	The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

At February 28, 2009,  the Fund had a capital loss carryforward of $3,245,840, which expires as follows:

Year	Amount
2011	$975,087
2017	2,270,753
$3,245,840

At February 28, 2009, the Fund deferred, on a tax basis, post-October losses of $398,700.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 10, 2009

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2009 (Unaudited)

For the year ended February 28, 2009, the American Trust Allegiance Fund designated $149,508 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 28, 2009, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2009 was 100.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees(1)
Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex
	Held	Length	Occupation	Overseen	Other
Name, Address	with the	of Time	During Past	by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
Michael D. LeRoy	Trustee	Indefinite	President,	1	Chairman, B.B.
(age 61, dob 8/14/1947)		term	Crown Capital		Funds
615 E. Michigan Street		since	Advisors, LLC		(1 portfolio);
Milwaukee, WI 53202		December	(financial		Director,
		2008.	consulting		Wedbush Bank.
firm) (2000 to
present).

Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee, The
(age 72, dob 6/18/1936)		term	former		Forward Funds
615 E. Michigan Street		since	Financial		(31 portfolios).
Milwaukee, WI 53202		February	Consultant
		1997.	and former
Executive Vice
President and
Chief Operating
Officer of ICI
Mutual
Insurance
Company
(until January
1997).

George J. Rebhan	Trustee	Indefinite	Retired;	1	Trustee,
(age 74, dob 7/10/1934)		term	formerly		E*TRADE
615 E. Michigan Street		since	President,		Funds
Milwaukee, WI 53202		May 2002.	Hotchkis and		(6 portfolios).
Wiley Funds
(mutual funds)
(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired;	1	None.
(age 69, dob 10/8/1939)		term	formerly
615 E. Michigan Street		since	Senior Vice
Milwaukee, WI 53202		February	President,
		1997.	Federal Home
Loan Bank of
San Francisco.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Interested Trustee
Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex
	Held	Length	Occupation	Overseen	Other
Name, Address	with the	of Time	During Past	by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
Joe D. Redwine(3)	Interested	Indefinite	President,	1	None.
(age 61, dob 7/9/1947)	Trustee	term	CEO, U.S.
615 E. Michigan Street		since	Bancorp Fund
Milwaukee, WI 53202		September	Services, LLC
		2008.	since May 1991.

Officers
Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 61, dob 7/9/1947)	and Chief	term	Services, LLC since May 1991.
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and
(age 41, dob 7/19/1967)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC since March 1997.
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance
(age 47, dob 8/27/1961)	and	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC since October 1998.
Milwaukee, WI 53202	Financial	December
	Officer	2007.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Robert M. Slotky	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 61, dob 6/17/1947)	President,	term	Fund Services, LLC since July 2001;
2020 E. Financial Way	Chief	since	Senior Vice President, Investment
Glendora, CA 91741	Compliance	September	Company Administration, LLC
	Officer,	2004.	(May 1997 to July 2001).

	AML	Indefinite
	Officer	term
since
June 2007.

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel,
(age 43, dob 4/16/1965)		term	U.S. Bancorp Fund Services, LLC,
615 E. Michigan Street		since	since May 2006; Senior Counsel, Wells
Milwaukee, WI 53202		June 2007.	Fargo Funds Management, LLC, May
2005 to May 2006; Senior Counsel,
Strong Financial Corporation, January
2002 to April 2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 11, 2008, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the American Trust Allegiance Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of October 31, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above its peer group median and averages for the year-to-date, one-year, three-year, and five-year returns, though the Fund’s performance was below its peer group median and averages for the ten-year returns.  The Board particularly

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

noted the Fund’s first quartile performance ranking for the year-to-date, one-year and three-year periods.  The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were above the peer group median and average, though the contractual advisory fee was slightly less than the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were less than the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

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Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH 03766
(800) 788-8806

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2009	FYE 2/29/2008
Audit Fees	$15,500	$14,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2009	FYE 2/29/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2009	FYE 2/29/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  5/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  5/4/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  5/4/09

* Print the name and title of each signing officer under his or her signature.